EXHIBIT 10.16

PRIVATE PLACEMENT PURCHASE AGREEMENT dated as of March ____, 2011 by and among COLONIAL COMMERCIAL CORP., a New York corporation (the “Company”), and the persons who are signing counterparts of this Agreement as “Investors.”

1)	Purchase of Shares.

a)
Each Investor hereby purchases the number of shares of common stock (Shares) of Colonial Commercial Corp. (the “Company”) set forth opposite Investor’s name below. The purchase price is $0.50 per Share, and is payable in cash immediately.

b)	The Company will promptly issue to each Investors a certificate for the Shares purchased by the Investor.

c)	The Company is offering a total of 4,500,000 Shares to Investors, but the Company need not sell any minimum number of Shares in order to sell any Shares to Investors.

d)
The Company will sell not less than 200,000 Shares to any one Investor in this offering. The Company may at its discretion determine in whole or in part not to accept any one or more offers to buy Shares.

2)	Representations and Warranties by the Company.

a)
The Company is a corporation duly organized, validly existing and in good standing under the laws of New York. It has all requisite corporate power and authority and is entitled to carry on its business as now being conducted and to own, lease or operate its properties as and in the places where such business is now conducted and such properties are now owned, leased or operated.

b)
The total number of outstanding shares of capital stock of the Company is as set forth in the Company’s Report on SEC Form 10-Q for the quarter ended September 30, 2010 (the “10-Q”). Except as set forth in the SEC Form 10-K for the year ended December 31, 2009 (the “10-K”) and the Company's quarterly reports on Form 10-Q filed during fiscal year ended December 31, 2010, there are no options to purchase shares of capital stock of the Company or agreements or understandings (whether or not binding) whereby the Company is obligated to issue or transfer any shares or any interest therein, and no person or entity made any claim for any such shares or interest.  No person has any preemptive right or right of first refusal or similar right to purchase any securities of the Company.

c)	SEC Documents; Financial Statements.

i)
The term “SEC Reports” means the 10-K and the 10-Q. The SEC Reports and other Company filings are accessible on the SEC’s website at www.sec.gov. Investor represents that Investor has carefully reviewed and studied the SEC Reports.

ii)
The SEC Reports, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied as to form in all material respects with the applicable requirements of the Exchange Act. The consolidated financial statements of Company (including the related notes and schedules thereto) included in the SEC Reports (the “Company Financial Statements”) (i) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission (“SEC”) with respect thereto, (ii) have been prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of the unaudited statements, as permitted by the Instructions to Form 10-Q promulgated by the SEC) and (iii) fairly present (subject, in the case of the unaudited statements, to normal year-end adjustments) (A) the financial position of Company, (B) results of its operations and (C) cash flows, in each case, as of the dates thereof or for the period indicated, as the case may be.

d)	The Shares have been duly authorized by the Company.

e)
Except for the aforesaid representations and warranties by the Company, neither the Company nor any officer or director of the Company is making any representation or warranty to Investors regarding any matter or thing.

3)	Representations by Investors

a)
Investor is aware that while the Company and Wells Fargo Bank, National Association ("lender"), the lender that provides the Company with its credit facility ("credit facility"), have reached mutually agreeable covenants in the past, there can be no assurance that they will be able to do so for first quarter 2011 or in the future.  If these agreements are not reached, or the Company fails to achieve the agreed upon covenants, the lender may exert its rights under the credit agreement which may include terminating the credit agreement and demanding repayment of the Company’s outstanding borrowings.

b)
Investor understands that regardless of the amount of proceeds realized by the Company in this private placement: (i) the lender may in its sole discretion at any time or times reduce the Company's credit facility and tighten certain financial covenants; (ii) the Company may continue to be substantially undercapitalized and the credit facility may not be sufficient to fund the Company's operations; and (ii) the Company may in any event not be able to continue as a going-concern.

c)	Investor is aware that the Company need not sell any minimum number of Shares in order to sell any Shares to Investors.

d)	Investors are proceeding in this transaction based solely on such investigations and with such legal, accounting, tax and other assistance as they have deemed appropriate.

e)
An investment in the Shares entails substantial risks. Without limiting the generality of the foregoing, substantially all of the Company's indebtedness is due on demand by the Company's lenders, and substantially all of its assets are pledged to its lenders.

f)	Investor has sufficient knowledge and experience in financial and business matters to be able to evaluate the risks and merits of the investment represented by the purchase of the Shares;

g)	Investor is able to bear the economic risks of such investment, including the risk of losing all such investment, and Investor has no need for liquidity with respect to Investor’s investment;

h)
Investor  understands that no prospectus, offering circular or other offering statement containing information with respect to the Company and the Shares or with respect to the Company’s business is being issued;

i)	Investor has had the opportunity to ask questions and receive answers from knowledgeable individuals concerning the Company, its business and the Shares;

j)
Investor understands that the Shares (a) have not been registered (or, with respect to state securities or Blue Sky laws, otherwise qualified for sale) under the Securities Act of 1933, as amended (the “Act”), or under the securities or Blue Sky laws and regulations of any state , and (b) cannot be sold, transferred or otherwise disposed of except during the effectiveness of a subsequent registration under the Act and applicable state securities or Blue Sky laws or pursuant to an exemption from such registration which is available at the time of desired sale, and will bear a legend to that effect;

k)
Investor is aware that The Company is not obligated to register the Shares and that the information and conditions necessary to permit routine sales of the Shares, or any portion thereof, under Rule 144 of the Act may not be available at a time that Investor wishes to transfer part or all of the Shares, and that in any event Investor may then be prohibited from engaging in trading because of confidentiality, fiduciary and other legal requirements;

l)	Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D, promulgated under the Act;

m)
Investor is purchasing the Shares for Investor’s own account and not with a view to resale or other distribution thereof inconsistent with or in violation of the federal securities laws or the securities or Blue Sky laws of any state; and

n)	Investor is not obligated to transfer any Shares to any other person or entity nor does Investor have any agreement or understanding to do so.

4)	Miscellaneous

a)
This Agreement sets forth in full all understandings of the Company and Investors with respect to the subject matter of this Agreement.  It may not be amended or terminated orally. The internal laws of the State of New York shall govern this Agreement.

b)	This Agreement may be signed in one or more counterparts each of which shall constitute an original.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date set forth above.

COLONIAL COMMERCIAL CORP.
By:

Investor’s Name	Signature	Number of Shares